EXHIBIT 12.(b)
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                           CM ADVISERS FAMILY OF FUNDS

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of the CM Advisers Fund (the "Fund") of CM Advisers Family of Funds on Form N-CSR for the period ended February 28, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Arnold Van Den Berg, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: May 3, 2005          By:  /s/ Arnold Van Den Berg
                                _______________________
                                Arnold Van Den Berg
                                Trustee, Chairman, President and
                                Principal Executive Officer
                                CM Advisers Family of Funds


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                           CM ADVISERS FAMILY OF FUNDS

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of the CM Advisers Fund (the "Fund") of the CM Advisers Family of Funds on Form N-CSR for the period ended February 28, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, James D. Brilliant, chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: May 3, 2005            By:
                             /s/ James D. Brilliant
                             ______________________
                             James D. Brilliant
                             Trustee, Treasurer and Principal Financial Officer
                             CM Advisers Family of Funds


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.